Prospectus supplement dated June 30, 2015
to the following prospectus(es):
BOA Advisor Variable Annuity prospectus dated May 1, 2014
America's Vision Plus Annuity, America's Vision Annuity and BOA Exclusive Annuity prospectus dated May 1, 2004
ElitePRO LTD and ElitePRO Classic prospectus dated May 1, 2003
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective August 7, 2015, American Century Variable Portfolios, Inc. will permanently waive the short-term trading fee associated with the underlying mutual fund listed in Column B below (see Short-Term Trading Fees in the prospectus).
Column A Non-Redemption Fee Subaccount	Column B Redemption Fee Subaccount
American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I	American Century Variable Portfolios, Inc. - American Century VP International Fund: Class III
Upon implementing this waiver, the Redemption Fee Subaccount in Column B and the corresponding Non-Redemption Fee Subaccount in Column A will effectively invest in the same underlying mutual fund with the same expense structure. Prior to the waiver, the only difference between the two subaccounts was that the Column B subaccount assessed a short-term trading fee. This waiver of the short-term trading fee makes the subaccount in Column B redundant to the subaccount in Column A.
Nationwide intends to eliminate this redundancy by consolidating the duplicative subaccount. At the close of business on August 7, 2015, the Redemption Fee Subaccount will be merged into the corresponding Non-Redemption Fee Subaccount.
In order to keep the consolidation from altering the contract value, Nationwide will adjust the number of annuity units of the impacted subaccount. This transaction will not result in a change in contract value and will not result in a change the contract's investment portfolio. Rather, it is an administrative adjustment. All contract owners affected by the consolidation will receive a written confirmation of the transaction. No fees or charges will be assessed in connection with the consolidation, and the consolidation will not be treated as a transfer for the purposes of daily transfer limitations.
Effective immediately following the consolidation, the Short-Term Trading Fee Subaccount will no longer be available as an investment option in the contract.
GWP-0554